UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive
Suite 400
Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

(713) 424-4247

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K of Prairie Operating Co. (“Prairie OpCo”) filed on February 7, 2025, Prairie OpCo, Otter Holdings, LLC (“Prairie LeaseCo”), Prairie SWD Co., LLC (“Prairie DisposalCo”), and Prairie Gathering I, LLC (“Prairie GathererCo,” and together with Prairie OpCo, Prairie LeaseCo, and Prairie DisposalCo, each, individually, a “Buyer AssetCo,” and collectively, the “Buyer AssetCos”), entered into a Purchase and Sale Agreement, dated as of February 6, 2025 (the “PSA”), with Bayswater Resources LLC (“Bayswater Resources”), Bayswater Fund III-A (“Bayswater Fund III-A”), Bayswater Fund III-B, LLC (“Bayswater Fund III-B”), Bayswater Fund IV-A, LP (“Bayswater Fund IV-A”), Bayswater Fund IV-B, LP (“Bayswater Fund IV-B”), Bayswater Fund IV-Annex, LP (“Bayswater Fund IV-Annex”), and Bayswater Exploration and Production, LLC (“Bayswater E&P” and, together with Bayswater Resources, Bayswater Fund III-A, Bayswater Fund III-B, Bayswater Fund IV-A, Bayswater Fund IV-B, and Bayswater Fund IV-Annex, each, individually, a “Seller,” and, collectively, the “Sellers”).

On March 14, 2025, Sellers entered into an Amendment to Purchase and Sale Agreement with Sellers (the “PSA Amendment”). Pursuant to the PSA Amendment, among other things, the “Outside Date” in the PSA, after which either Prairie OpCo and Bayswater E&P may each terminate the PSA (subject to the terms and conditions set forth therein), was extended to March 20, 2025. In addition, the PSA Amendment provides that the “Base Amount” of equity consideration issuable to Bayswater E&P at closing will have an aggregate value equal to $16.0 million with the number of shares issuable calculated pursuant to the PSA Amendment (such shares not to exceed 5,249,639 shares).

The foregoing summary of the PSA Amendment is qualified in its entirety by reference to the full terms of the PSA Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Purchase and Sale Agreement, dated as of March 14, 2025, by and among Prairie Operating Co., Otter Holdings, LLC, Prairie SWD Co., LLC., Prairie Gathering I, LLC, Bayswater Resources LLC, Bayswater Fund III-A, LLC, Bayswater Fund III-B, LLC, Bayswater Fund IV-A, LP, Bayswater Fund IV-B, LP, Bayswater Fund IV-Annex, LP and Bayswater & Production, LLC.

104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: March 17, 2025